                                                                    Exhibit 99.1

                            AMENDMENT AND RESTATEMENT


                  AMENDMENT AND RESTATEMENT (this "Amendment and Restatement"), dated as of December 31, 1998, among PATRIOT AMERICAN HOSPITALITY, INC., a Delaware corporation ("Patriot REIT"), PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P., a Virginia limited partnership ("Patriot OP", and together with Patriot REIT, the "Borrowers", and each individually, a "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), PAINE WEBBER REAL ESTATE SECURITIES, INC. ("Paine Webber") as Arranger (the "Arranger") and CHASE SECURITIES INC. ("CSI"), as Book Manager and as Lead Arranger (the "Lead Arranger" and together with Paine Webber the "Arrangers"), CITIBANK, N.A. ("Citibank"), BANKERS TRUST COMPANY ("BTCo"), and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais") as Documentation Agents, (each a "Documentation Agent", and together the "Documentation Agents"), PAINE WEBBER, as Syndication Agent (the "Syndication Agent") and CHASE MANHATTAN BANK ("Chase"), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :


                  WHEREAS, the Borrowers, the Lenders, the Arrangers, the Documentation Agents, the Syndication Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of July 18, 1997, amended and restated as of December 16, 1997 and further amended and restated as of June 2, 1998 (as amended through the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrowers have requested that the undersigned Lenders provide the amendments, waivers, consents and agreements provided for herein and such Lenders have agreed to provide such amendments, waivers, consents and agreements on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

                  1. The Tranche I Term Loan Maturity Date and the Tranche II Term Loan Maturity Date shall be extended, in the case of the Tranche I Term Loan Maturity Date, to March 31, 1999 (the "Initial Maturity Extension") and, in the case of the Tranche I Term Loan Maturity Date and the Tranche II Term Loan Maturity Date, June 30, 1999 (the "Subsequent Maturity Extension"), as applicable, by amending the definitions of "Tranche I Term Loan Maturity Date" and "Tranche II Term Loan Maturity Date" contained in Section 11 of the Credit Agreement to read in their entirety as follows:

                           "Tranche I Term Loan Maturity Date" shall mean (x) March 31, 1999 and (y) upon the occurrence of the events described in the following proviso (the "Subsequent Maturity Extension Conditions"), June 30, 1999; PROVIDED that, the Tranche I Term Loan

2                                                                           Page

         Maturity Date shall automatically be extended if on or prior to February 15, 1999, (i) Borrowers shall have entered into definitive equity agreements, on terms and conditions which (in the reasonable judgment of the Administrative Agent) shall be consistent with the letter dated December 15, 1998 between the Borrowers and certain proposed investors (the "Letter of Intent") and on terms and conditions which are customary for transactions of this type (the "Definitive Equity Agreements") pursuant to which new equity capital shall be provided to the Borrowers on terms consistent with the Letter of Intent and (ii) the maturities and amortization requirements of all other Indebtedness of the Borrowers, the Guarantors and their Subsidiaries (other than (x) the Indebtedness described as item 1 on Schedule I hereto and (y) the amortizations described as item 26 on
         Schedule I hereto) and all obligations to pay cash or deliver assets, debt or other consideration (other than common stock of Patriot and Wyndham) under existing Permitted Equity Swaps, shall have been extended to dates which are on or after June 30, 1999.

                           "Tranche II Term Loan Maturity Date" shall mean (x) March 31, 1999 and (y) upon the satisfaction of the Subsequent Maturity Extension Conditions, June 30, 1999.

3                                                                           Page

                  2. The definition of "Applicable Margin" contained in Section 11 of the Credit Agreement is hereby modified by deleting the pricing grid contained therein and inserting the following pricing grid in lieu thereof:


"                       REVOLVING LOANS, SWINGLINE LOANS AND
                            TRANCHE I, II, III TERM LOANS
                        ------------------------------------
                                                                                                        TRANCHE B LOANS
                                                                                                        ---------------
                           Base Rate            Eurodollar                                      Base Rate              Eurodollar
                             LOANS              RATE LOANS           COMMITMENT FEE               LOANS                RATE LOANS
                           ---------            ----------           --------------             ---------              ----------
Level I                         0%                   1.50%                 0.125%                 1.50%                  3.00%
Status

Level II                     .125%                  1.625%                  0.15%                 1.50%                  3.00%
Status

Level III                     .25%                   1.75%                  0.15%                 1.50%                  3.00%
Status

Level IV                     .375%                  1.875%                  0.20%                 1.50%                  3.00%
Status

Level V                       .50%                   2.00%                  0.20%                 1.50%                  3.00%
Status

Level VI                     0.70%                   2.20%                  0.25%                 1.50%                  3.00%
Status

Level VII                    0.85%                   2.35%                  0.30%                 1.50%                  3.00%
Status

Level VIII                   1.00%                   2.50%                  0.35%                 1.50%                  3.00%
Status

Level IX                     1.25%                   2.75%                  0.40%                 1.50%                  3.00%
Status

4                                                                           Page

                  3. The following new definitions are hereby inserted into
Section 11 of the Credit Agreement in appropriate alphabetical order:

                           "Amendment and Restatement" shall mean the Amendment and Restatement to this Agreement, dated as of December 31, 1998.

                           "Amendment and Restatement Effective Date" shall mean the Amendment and Restatement Effective Date defined in the Amendment and Restatement.

                           "Definitive Equity Agreements" shall have the meaning provided in the definition of Tranche I Term Loan Maturity Date.

                           "Letter of Intent" shall have the meaning provided in the definition of Tranche I Term Loan Maturity Date.

                           "Subsequent Maturity Extension Conditions" shall have the meaning provided in the definition of Tranche I Term Loan Maturity Date.

                  4. Section 1.01(e) of the Credit Agreement is hereby amended by inserting the following sentence at the end of Section (e) hereof:

                           "In addition, on the Amendment and Restatement Effective Date, Chase agrees to make a Tranche B Term Loan in an amount not to exceed $50 million (as identified by Chase to the Borrowers on the Amendment and Restatement Effective Date) to the Borrowers (which Tranche B Term Loan shall be made through the conversion of certain outstanding demand obligations of the Borrowers) on the same terms and conditions set forth in this Agreement for Tranche B Term Loans, and all references to Tranche B Term Loans herein shall include such Tranche B Term Loan."

                  5. Section 8 of the Credit Agreement shall be amended by adding the following new Section 8.17:

                           "8.17 YEAR 2000 COMPLIANCE. Each Borrower will, and will cause each of the Guarantors and their respective Subsidiaries to do, or cause to be done, any reprogramming that such Borrower deems necessary to permit the proper functioning of each Borrower, the Guarantors and its Subsidiaries with minimal interruption, in and following the year 2000, of (i) each Borrower's, each Guarantor's and each of their Subsidiaries' computer systems and (ii) equipment containing embedded microchips and the testing of all such systems and equipment, which reprogramming will be completed by October 31, 1999, in each case except to the extent that the failure to effect such reprogramming and testing will not result in a Material Adverse Effect. The cost to each Borrower, each Guarantor and to each of its Subsidiaries of such reprogramming and testing is not expected to result in a Material Adverse Effect."

                  6. Section 9.12(iii) of the Credit Agreement shall be amended to read in its entirety as follows:

5                                                                           Page

                           "(iii) Permitted Equity Swaps; PROVIDED that from and after the date of the satisfaction of the Subsequent Maturity Extension Conditions, Patriot REIT may exercise its option to settle in cash all of its obligations under Permitted Equity Swaps in existence on the Amendment and Restatement Effective Date, with the proceeds of new equity issued pursuant to the Definitive Equity Agreement."

                  7. Section 9 of the Credit Agreement shall be amended by adding the following new Sections 9.15 and 916:

                           "9.15 FURTHER AMENDMENTS AND EXTENSION; MORTGAGES AND OTHER SECURITY. The Borrowers hereby agree that no later than the earlier of (i) sixty days after the termination of the Letter of Intent (provided that such sixty-day period will be reduced day-for-day in the event that the Definitive Equity Agreement remains unsigned beyond January 31, 1999) or the Definitive Equity Agreement and (ii) June 30, 1999, the Borrowers shall execute and deliver amendments to this Agreement (which may be in the form of an amendment and restatement if requested by the Administrative Agent) and all other documentation requested by the Administrative Agent, and shall cause the Guarantors and their respective Subsidiaries to execute and deliver reasonably appropriate documents, to implement the terms and conditions set forth on Exhibit A (including, without limitation, extensions of the Tranche I Term Loan Maturity Date and the Tranche II Term Loan Maturity Date set forth therein). It is understood and agreed that the parties hereto shall negotiate in good faith the form and substance of the agreements reasonably necessary to comply with this Section 9.15, provided that it shall be a breach of this Section 9.15 if the terms and conditions of Exhibit A are not implemented pursuant to documents which are reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders within the time periods required under this Section 9.15 (notwithstanding any claims or assertions made by the Borrowers).

                           9.16 STRATEGIC ALTERNATIVES. In the event the Definitive Equity Agreements are not signed on or before February 15, 1999, or after the execution thereof they are terminated, the Borrowers shall use commercially reasonable efforts to consummate one or more strategic business initiatives designed to meet its obligations on all or a portion of the outstandings under the Credit Agreement, including without limitation, seeking new equity investments, refinancing of indebtedness or mergers or business combinations."

                  8. Section 12.01 of the Credit Agreement is hereby amended by deleting the entire phrase in the second parenthetical thereof and inserting the following phrase in lieu thereof:

                  "which for purposes hereof shall also include CSI in its capacity as Lead Arranger and Book Manager and Paine Webber in its capacity as Arranger".

                  9. Effective from and as of December 31, 1998 through and including March 31, 1999 (as such date may be extended as described in clause
(ii) below, the "Waiver

6                                                                           Page

Termination Date"), the undersigned Lenders hereby waive compliance (the "Waiver") with the provisions of Section 9.08, Section 9.09 and Section 9.11(a) of the Credit Agreement and all other terms and conditions, to the extent necessary to permit the transactions described on Schedule I in accordance with such Schedule I and as otherwise described in writing to the Lenders. This Waiver shall be effective only for the period from and as of December 31, 1998 to and including the Waiver Termination Date (the "Waiver Period") and shall be of no force or effect at any other time; PROVIDED that unless modified in writing by the Required Lenders, (i) in the event of (I) any payment of principal in respect of maturity or amortization of Indebtedness, or redemption for value or assets of such Indebtedness of the Borrowers, the Guarantors and their Subsidiaries, or any settlement of the existing Permitted Equity Swaps for cash, debt or other consideration (other than common stock of Patriot and Wyndham), other than as described on Schedule I hereto, (II) any acquisition or disposition by the Borrowers, the Guarantors or their Subsidiaries of assets or property other than (x) on a basis which is consistent with the restrictions on the acquisition of assets or disposition of assets, as the case may be, set forth in the terms and conditions of Exhibit A, including the requirement that all net proceeds (as such term is described in Exhibit A) are applied to repay Term Loans, and (y) as described on Schedule I hereto, (III) any incurrence of Indebtedness by the Borrowers, the Guarantors and/or their Subsidiaries (x) in excess of $25 million in principal amount in the aggregate and (y) after the execution of the Definitive Equity Agreement, mortgage financing exceeding $250 million in aggregate principal amount (which mortgage financing shall be permissible only to the extent to which all terms, including the selection of the property to be mortgaged, are satisfactory to the Administrative Agent in its sole discretion) on a basis which is consistent with the restrictions on indebtedness set forth in Exhibit A, including the requirement that all net proceeds (as such term is described in Exhibit A) are applied to repay Term Loans, in the case of clauses (x) and (y) other than as described on Schedule I hereto, (IV) any granting of or creation of any Liens encumbering the assets of the Borrowers, the Guarantors and/or their Subsidiaries, encumbering assets with a fair market value of, or securing obligations in excess of, $25 million, other than as described (x) in clause (III) (y) above, (y) on Schedule I hereto and
(z) on Exhibit A or (V) the payment of Dividends by the Borrowers and their Subsidiaries other than (x) on a basis set forth in the terms and conditions of Exhibit A and (y) as described in Schedule I hereto, in the case of clauses (I),
(II), (III), (IV) or (V) on and after December 31, 1998 and prior to the Waiver Termination Date, such Waiver Period shall automatically terminate and the Waiver shall no longer be effective on the date of the occurrence of any such event described in clauses (I), (II), (III), (IV) or (V) above; and (ii) upon the satisfaction of the Subsequent Maturity Extension Conditions, the Waiver Termination Date shall automatically be extended to June 30, 1999, subject to the foregoing conditions.

                  10. In order to induce the Lenders to enter into this Amendment and Restatement, the Borrowers hereby represent and warrant that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Amendment and Restatement Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the Amendment and Restatement Effective Date, in each case after giving effect to this Amendment and Restatement.

7                                                                           Page

                 11. This Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  12. This Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent.

                  13. THIS AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  14. This Amendment and Restatement shall become effective on the date (the "Amendment and Restatement Effective Date") when (i) the Borrowers, the Required Lenders and the Lenders which hold all of the outstanding Tranche I Term Loans and Tranche II Term Loans on such date shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office, (ii) the Lenders shall have received the fees described to them in writing by the Administrative Agent and (iii) the Administrative Agent shall have received any fees agreed between itself and the Borrowers which are then due and owing.

                  15. Upon the occurrence of the Amendment and Restatement Effective Date, the Credit Agreement shall be Amended and Restated in its entirety in the form as it exists on the date hereof after giving effect to the changes set forth herein, and the Credit Agreement as it exists prior to the Amendment and Restatement Effective Date shall be superseded.

                  16. From and after the Amendment and Restatement Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                     * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment and Restatement to be duly executed and delivered as of the date first above written.


                                  PATRIOT AMERICAN HOSPITALITY,
                                      INC.

                                  By: /s/
                                     ---------------------------------------
                                      Name:
                                      Title:


                                  PATRIOT AMERICAN HOSPITALITY
                                      PARTNERSHIP, L.P.

                                  By:  PAH GP, INC., its General Partner

                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:

                                     CHASE SECURITIES INC., as Lead
                                     Arranger



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  THE CHASE MANHATTAN BANK,
                                  Individually and as the Administrative Agent




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:



                                  PAINE WEBBER REAL ESTATE
                                  SECURITIES INC., Individually, as an
                                  Arranger and as the Syndication Agent



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:



                                  CREDIT LYONNAIS NEW YORK BRANCH,
                                  Individually and as Documentation Agent



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  CITIBANK, N.A., Individually and as
                                  Documentation Agent



                                  By: /s/
                                     ---------------------------------------

                                       Name:
                                       Title:



                                  BANKERS TRUST COMPANY, as Documentation Agent



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  AG CAPITAL FUNDING PARTNERS, L.P.
                                  By: Angelo, Gordon & Co., L.P. as Investment Advisor



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  AERIES FINANCE LTD.



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:





                                  ALLIED IRISH BANKS PLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  ALLSTATE INSURANCE COMPANY

                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  ALLSTATE LIFE INSURANCE COMPANY



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                   By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  AMARA-2 FINANCE LTD.



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  ARAB BANK PLC, GRAND CAYMAN
                                  BRANCH




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:

                                  BHF-BANK AKTIENGESELLSCHAFT



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BALANCED HIGH-YIELD FUND I LTD
                                  By: BHF-BANK Aktiengesellschaft, acting
                                  through its New York Branch, as
                                  attorney-in-fact



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BANK HAPOALIM, B.M.



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BANK LEUMI USA



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:

                                  BANK ONE TEXAS, N.A.



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BANK UNITED



                                  By:
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BANK OF HAWAII



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  THE BANK OF NOVA SCOTIA



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BANKBOSTON, N.A.



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BARCLAYS BANK PLC

                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BAYERISCHE HYPO-UND VEREINS BANK
                                  AG, NEW YORK BRANCH



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  BEAR STEARNS INVESTMENT PRODUCTS INC.



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  CANADIAN IMPERIAL BANK OF COMMERCE



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  CAPTIVA FINANCE LTD.



                                  By: /s/
                                     ---------------------------------------
                                       Name:

                                       Title:




                                  CERES FINANCE LTD.



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:

                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPEENNE



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:


                                  CONSECO LIFE INSURANCE COMPANY
                                  By: Conseco Capital Management, Inc., acting
                                  as Investment Advisor



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  CRESCENT/MACH I PARTNERS, L.P.
                                  By: TCW Asset Management Company, its
                                  Investor Manager



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:

                                  CYPRESSTREE INVESTMENT PARTNERS
                                  II, LTD., By: CypressTree Investment
                                  Management Company, Inc., as Portfolio Manager



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  CYPRESS TREE INVESTMENT PARTNERS II, LTD.,
                                  By: CypressTree Investment Management
                                  Company, Inc., as Portfolio Manager



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  DLJ CAPITAL FUNDING, INC.



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  DEUTSCHE BANK AG, NEW YORK
                                  AND/OR CAYMAN ISLANDS BRANCHES



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:

                                  DRESDNER BANK AG, NEW YORK
                                  BRANCH, GRAND CAYMAN BRANCH



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  EATON VANCE SENIOR INCOME TRUST
                                  By: Eaton Vance Management, as Investment
                                  Advisor



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  ERSTE BANK DER OUSTERREICHISCHEN
                                  SPARKASSEN AG



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  FIRST AMERICAN BANK TEXAS, SSB



                                  By: /s/
                                     ---------------------------------------

                                       Name:
                                       Title:




                                  FIRST UNION NATIONAL BANK



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  FIRST COMMERCIAL BANK



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  FIRST DOMINION FUNDING I



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  FIRST NATIONAL BANK OF COMMERCE



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  FLOATING RATE PORTFOLIO

                                  By: Invesco, Senior Secured Management, Inc., as Attorney-in-fact

                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  HARTFORD LIFE AND ANNUITY
                                  INSURANCE COMPANY
                                  By: Hartford Investment Series, Inc., its
                                  Agent and Attorney-in-fact



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  HIBERNIA NATIONAL BANK



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:






                                  ING. HIGH INCOME PRINCIPAL
                                  PRESERVATION FUND HOLDING, LDC
                                  By: ING Capital Advisors, Inc., as Investment Advisor


                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  INDOSUEZ CAPITAL FUNDING IIA,
                                  LIMITED
                                  By: Indosuez Capital Luxembourg, as Collateral Manager


                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:

                                  INDOSUEZ CAPITAL FUNDING IV, L.P.
                                  By: Indosuez Capital Luxembourg, as Collateral Manager



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:





                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED, NEW YORK BRANCH




                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:






                                  KZH APPALOOSA LLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:





                                  KZH BDC LLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:







                                  KZH III LLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:

                                  KZH IV LLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  KZH PAMCO LLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  KZH SHENKMAN LLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  KZH CNC LLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  KZH CRESCENT-2 LLC



                                  By: /s/
                                     ---------------------------------------
                                       Name:
                                       Title:




                                  KZH CRESCENT LLC

                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 KZH CYPRESSTREE-1 LLC



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 KZH ING-2 LLC



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 THE LONG-TERM CREDIT BANK OF
                                 JAPAN, LTD., NEW YORK BRANCH



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 ML CBO IV (CAYMAN) LTD.
                                 By: Highland Capital Management, L.P., as
                                 Collateral Manager


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 DEBT STRATEGIES FUND II, INC.

                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 MERRILL LYNCH GLOBAL INVESTMENT
                                 SERIES: INCOME STRATEGIES PORTFOLIO
                                 By: Merrill Lynch Asset Management, L.P.,
                                 as Investment Advisor


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 MORGAN STANLEY DEAN WITTER
                                 PRIME INCOME TRUST



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE COMPANY



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 MERRILL LYNCH SENIOR FLOATING
                                 RATE FUND, INC.



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                                 By: MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                                 as Investment Advisor


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 MERRILL LYNCH, PIERCE, FENNER & SMITH
                                 INCORPORATED



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 MORGAN STANLEY SENIOR FUNDING, INC.



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 THE BANK OF NEW YORK as Trustee on behalf of NATS LOAN TRUST 10 and not in its individual capacity



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 NATIONSBANK OF TEXAS, N.A.

                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 NORTHWOODS CAPITAL, LIMITED
                                 By: Angelo, Gordon & Co., L.P. as Investment Advisor


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 OAK HILL SECURITIES FUND, L.P.
                                 By: Oak Hill Securities GenPar, L.P.,
                                 its General Partner


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                 By: Oak Hill Securities MGP, Inc.
                                 its General Partner


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 OASIS COLLATERALIZED HIGH INCOME PORTFOLIO,
                                 LTD.



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 OCTAGON LOAN TRUST

                                 By: Octagon Credit Investors, as Manager

                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PAM CAPITAL FUNDING LP
                                 By: Highland Capital Management, L.P.,
                                 as its Collateral Manager


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PACIFIC LIFE INSURANCE COMPANY
                                 formerly known as Pacific Mutual Life Insurance Company


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PACIFICA PARTNERS I, L.P.
                                 By: Imperial Credit Asset Management, as
                                 its Investment Manager


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PAMCO CAYMAN LTD.
                                 By: Highland Capital Management, L.P.,
                                 as Collateral Manager


                                 By:  /s/
                                      -----------------------------------------

                                      Name:
                                      Title:



                                 PILGRIM  AMERICAN HIGH INCOME INVESTMENTS LTD
                                 By: Pilgrim Investments, Inc., as
                                 its Investment Manager


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PILGRIM PRIME RATE TRUST
                                 By: Pilgrim Investments, Inc., as
                                 its Investment Manager


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PUTNAM DIVERSIFIED INCOME TRUST



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PUTNAM ASSET ALLOCATION FUNDS BALANCED
                                 PORTFOLIO



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PUTNAM FUNDS TRUST, on behalf of

                                 PUTNAN HIGH YIELD TRUST II


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PUTNAM PREMIER INCOME TRUST



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PUTNAM VARIABLE TRUST, on behalf of
                                 PUTNAM VT DIVERSIFIED INCOME FUND


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 PUTNAM VT HIGH YIELD TRUST



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 SANKATY HIGH YIELD ASSET PARTNERS, L.P.



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 SENIOR DEBT PORTFOLIO

                                 By: Boston Management and Research,
                                 as Investment Advisor


                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 SIAM COMMERCIAL BANK PUBLIC COMPANY LIMITED,
                                 NEW YORK AGENCY



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 SOCIETE GENERALE, SOUTHWEST AGENCY



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 STRATA FUNDING LTD



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 THE SUMITOMO BANK, LIMITED

                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 SUMMIT BANK



                                 By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 TORONTO DOMINION (TEXAS), INC.



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 THE TRAVELERS INSURANCE COMPANY



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 VAN KAMPEN PRIME RATE INCOME TRUST



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 VAN KAMPEN SENIOR INCOME TRUST



                                 By:  /s/
                                      -----------------------------------------

                                      Name:
                                      Title:



                                 WESTDEUTSCHE LANDESBANK GIROZENTRALE



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:



                                 MERRILL LYNCH CAPITAL CORPORATION



                                 By:  /s/
                                      -----------------------------------------
                                      Name:
                                      Title:

                                                                       Exhibit A


                                SUMMARY OF PLAN B

                              TERMS AND CONDITIONS


MATURITY EXTENSIONS:              The final maturity date for the Tranche I Term
                                  Loan shall be extended to March 31, 2000.

                                  The final maturity date for the Tranche II
                                  Term Loan shall be extended to March 31, 2000.

AMORTIZATION:                     $300 million on December 31, 1999 against
                                  Tranches I and II PRO RATA (reduced by
                                  previous reductions to the Term Loans prior to such date).

MARK TO MARKET PRICING:           75 bps increase to all Tranches upon the
                                  implementation of Plan B.

MORTGAGES AND OTHER
COLLATERAL:                       In addition to the security currently under
                                  the Credit Agreement, the Lenders and certain swap creditors shall receive, on a basis consistent with their current security interests, and in form and substance reasonably satisfactory to the Administrative
                                  Agent:

                         (i) Deeds of trust, mortgages, leasehold deeds of trust or leasehold mortgages (each a "Mortgage" and collectively, the "Mortgages"), which Mortgages shall cover such of the unencumbered real property owned or leased by the Borrowers, the Guarantors and/or their subsidiaries as agreed between the Administrative Agent and Patriot, provided that such property will constitute substantially all of such real property as may be mortgaged without violating existing contractual obligations, and structured to avoid excessive mortgage recording taxes.

                         (ii) Patriot shall use reasonable efforts to obtain subordination, nondisturbance and attornment agreements, assignments of leases, landlord consents, tenant estoppel certificates, and such other documents relating to the Mortgages that the Administrative Agent may reasonably request.

                         (iii) Extended coverage policies of mortgage title insurance covering each mortgaged property, in amounts reasonably satisfactory to the Administrative Agent.

                                                                       Exhibit A


                         (iv) A Security Agreement in form and substance satisfactory to the Administrative Agent (the "Security Agreement") covering all of the Borrowers', the Guarantors' and their subsidiaries' present personal property, in each case together with:

                                  (a)      Executed Financing Statements
                                      (Form UCC-1).

                                  (b)      Certified copies of Requests for
                                      Information or Copies (Form UCC-11), or
                                      equivalent reports.

                                  (c)      Evidence of the completion of all
                                      other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interests intended to be created by the Security Agreement.

                         (v) Customary opinions of counsel relating to the foregoing.


COVENANTS:                        The following covenants shall be amended
                                  and/or added to the Credit Agreement (it being understood and agreed that the transactions described on Schedule I shall be permitted).

                         (i) Total Debt/EBITDA shall be less than or equal to 6.0x.

                         (ii) EBITDA/Interest shall be greater than or equal to 1.75x.

                         (iii) EBITDA/Fixed Charges shall be lowered in connection with a potential equity forward settlement involving the conversion to preferred stock and revised to be greater than or equal to 1.35x.

                                                                       Exhibit A


                         (iv) Dividends shall be restricted and/or prohibited as follows:

                                  (a)      Dividends (including dividends paid
                                      through the issuance of preferred
                                      stock) shall be restricted to the
                                      minimum amount necessary for Patriot
                                      REIT to maintain REIT status (including
                                      allowing the transfer of assets among
                                      the Borrowers and Guarantors to
                                      maintain REIT status).

                                  (b)      The dividend restriction shall be
                                      expanded to cover Wyndham and its
                                      subsidiaries.

                                  (c)      Exceptions to (iv) (a) or (iv) (b)
                                      shall be made for dividends paid on
                                      preferred equity issued and outstanding
                                      on the date hereof, and preferred stock
                                      issued in lieu of the dividends on
                                      common stock, and on OP Units, in each
                                      case payable at the time of payments of
                                      dividends on common stock, and on
                                      preferred stock issued (or the proceeds
                                      of which are used) to settle the
                                      existing equity forwards, provided that
                                      the terms taken as a whole on any
                                      preferred stock issued to settle the
                                      existing equity forwards shall be
                                      limited to terms that are no less
                                      favorable to the Borrower and Lenders
                                      than the stock to be issued to the
                                      sponsors pursuant to the Letter of
                                      Intent.

                         (v) The 5% net tangible asset basket shall be removed from the Credit Agreement; liens provided for under the Credit Agreement (other than liens in Section 9.06 (xiv) thereof except to the extent incurred prior to January 21, 1999), liens contemplated within Schedule I and replacements and refinancings thereof encumbering same assets, shall be permitted.

                         (vi) The Borrowers, the Guarantors and their subsidiaries shall be required to repay outstanding Term Loans (and thereafter reduce Revolving Loan Commitments) with the proceeds (net of reasonable costs and expenses) of the incurrence of debt, the issuance or sale of equity (other than the sale of equity (common or preferred) the proceeds of which was to be used to repay the existing equity forwards) or any capital contributions or dispositions of assets as follows, with customary exceptions:

                                  (a)      100% of debt incurrence proceeds;

                                                                       Exhibit A

                                  (b)      100% of equity sales or issuance
                                      other than common or preferred equity
                                      issued or sold the proceeds of which are issued to settle the existing equity forwards; provided that after $750 million of Term Loans have been repaid, the percentage shall be reduced to 50% if no default or event of default exists;



                                  (c)      100% of asset disposition (net of (i)
                                      taxes required to be paid as a result of any gain to Patriot and/or its subsidiaries and (ii) any amount used to pay fees owing under the Credit Agreement); provided that after $750 million of Term Loans have been repaid, at any time that no default or event of default exists (x) such percentage shall be reduced to 85% (until Patriot, the Guarantors and their subsidiaries retain $40 million as a result thereof) and (y) if Patriot's Total Debt/EBITDA (on a pro-forma historical basis) is less than 5.0x, such percentage shall be reduced to 75% with the remaining 25%, to be reinvested in assets of the business;
                                      and

                                  (d)      all mandatory recapture provisions
                                      described above shall apply to repay
                                      first Tranche I and Tranche II Term
                                      Loans PRO RATA, then Tranche III0 Term
                                      Loans, then Tranche B Term Loans, and
                                      thereafter to reduce Revolving Loan
                                      Commitments after all Term Loans are
                                      repaid in full.

                        (vii) Restrictions on acquisitions of assets or other persons or entities, subject to a basket for up to $10 million per acquisition (and $50 million in the aggregate).

                         (viii) Neither Borrowers, the Guarantors nor their subsidiaries shall be permitted to merge, liquidate or otherwise dispose of any of its assets, other than (x) equipment or intangible assets in the ordinary course of business, (y) the Borrowers, the Guarantors and their subsidiaries may merge, liquidate or dispose of assets with, into or among each other so long as the security interests under the Mortgages and Security Agreement remain in full force and effect and (z) disposition of Non-Strategic Assets (as described in the Credit Agreement, and which Non-Strategic Assets shall not include, without limitation, hotels which are as of the Amendment and Restatement Effective Date flagged as Grand Bay (or Carefree), Wyndham, Wyndham Resorts, Wyndham Gardens, Wyndham Grand Heritage or Summerfield hotels) for 100% cash consideration so long as the amount received is equal to or greater than 8x EBITDA (calculated on the latest 12-month trailing numbers).

                                                                       Exhibit A


                         (ix) The Borrowers, the Guarantors and their subsidiaries shall incur no further Indebtedness, subject to customary exceptions to be agreed upon, provided that Patriot and or its subsidiaries may incur non-recourse mortgage financing on terms and conditions satisfactory to the Administrative Agent, the net proceeds of which exceed 6.4x EBITDA (calculated on the latest 12-month trailing numbers).

                         (x) Prepayment or other retirement for value of certain indebtedness, or amendments thereto, shall be restricted.

                         (xi) The $200 million basket for Permitted Equity Swaps to be settled in cash shall be deleted.